SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K-A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2000



                            MAXX INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



            Utah                      000-26971                   87-0284871
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


          c/o Solomon Broadcasting International, Inc.
               130 El Camino Drive, Beverly Hills             90212
            (Address of principal executive offices)        (Zip Code)


Registrant's Telephone Number: (516) 827-5500


                     Area Investment and Development Company
         (Former name or former address, if changed since last report.)

     This form 8-K-A (Amendment No. 2) amends the Registrant's Current Report on Form 8-K-A dated October 10, 2000 and filed October 11, 2000.


Item 2. Acquisition or Disposition of Assets.

     Item 2 is incorporated herein by reference to the Registrant's Current Report on Form 8-K dated February 22, 2000 and filed on February 23, 2000.


Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired.

     Audited financial statements of Maxx International, Inc. for the years ended December 31, 1999.

     (b)  Pro Forma Financial Information.

     Pro forma balance sheet of the Registrant (formally known as Area Investment and Development Company) as of December 31, 1999, pro forma statement of operations for the year ended December 31, 1999 and pro forma statement of operations for the three months ended March 31, 2000 giving effect to the pro forma adjustments related to the acquisition of assets from Maxx International, Inc. (a Nevada corporation) and the acquisition of Pure Vision Internet, Inc.

     (c)  Exhibits.

       Exhibit No.               Document
       -----------               --------

          (2.1) Asset Acquisition Agreement dated February 3, 2000 between Area Investment and Development Company and Maxx International, Inc. (a Nevada
                    Corporation) (incorporated by reference to the Registrant's Current Report on Form 8-K dated February 22, 2000 and filed on February 23, 2000 with the Securities and Exchange Commission)

          (2.2) Assignment to Area Investment and Development Company of rights, title and interest of Maxx International, Inc. (a Nevada corporation) from Max Entertainment LLC ("Max") and Doyle Capital Management Limited ("DCML") to the June 21, 1999 Agreement by and between Max, DCML and Libreria Editrice Rogate

          (23)      Consent of Jim Clouse, CPA

                            MAXX INTERNATIONAL, INC.
                          INDEPENDENT AUDITOR'S REPORT
                    FOR THE PERIOD JULY 12, 1999 (INCEPTION)
                            THROUGH DECEMBER 31, 1999

                            MAXX INTERNATIONAL, INC.

                                TABLE OF CONTENTS



INDEPENDENT AUDITOR'S REPORT .........................................   3

FINANCIAL STATEMENTS

         BALANCE SHEET ...............................................   4

         STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT) .....   5

         STATEMENT OF CASH FLOWS .....................................   6

         NOTES TO FINANCIAL STATEMENTS ...............................  7-9

                                 Jim Clouse, CPA
                             4665 Bowling Green Road
                               Franklin, KY 42134
                                (270) 586 - 0224


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Maxx International, Inc.
Hicksville, NY  11801


I have audited the accompanying balance sheet of Maxx International, Inc. as of December 31, 1999 and the related statements of operations, retained earnings (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The accompanying financial statements have been presented assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's continuing as a going concern is dependent upon whether it can internally generate a revenue stream from its' existing assets or obtain substantial cash infusion into the Company to sustain it until a revenue stream is generated. The financial statements presented herein do not include any adjustments that might result from the outcome of this uncertainty.

In my opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Maxx International, Inc. as of December 31, 1999 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


Jim Clouse, CPA
September 12, 2000

                            MAXX INTERNATIONAL, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1999


                                                                        1999
                                                                    -----------

ASSETS:
   Current Assets:
      Cash & cash equivalents                                       $   106,905
      Production & marketing costs                                      316,914
                                                                    -----------
         Total Current Assets                                           423,819
                                                                    -----------

   Other Assets:
      Book rights, permits & licenses, net                              513,094
      Organization costs, net                                            22,500
                                                                    -----------
         Total Other Assets                                             535,594
                                                                    -----------

            TOTAL ASSETS                                            $   959,413
                                                                    ===========


LIABILITIES & STOCKHOLDERS' DEFICIT:
   Current Liabilities:
      Accrued payables                                              $    31,250
      Loans payable                                                   1,889,768
                                                                    -----------
         Total Current Liabilities                                    1,921,018
                                                                    -----------

Stockholders' deficit:
   Common stock (50,000,000 shares of $.01 par
      value stock authorized, no shares issued,
      3,500,000 shares subscribed)                                       35,000
      Less:  Stock subscriptions receivable                             (35,000)
   Deficit accumulated during the development stage                    (961,605)
                                                                    -----------
      Total Stockholders' Deficit                                      (961,605)
                                                                    -----------

            TOTAL LIABILITIES & STOCKHOLDERS' DEFICIT               $   959,413
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

                            MAXX INTERNATIONAL, INC.
             STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
       FOR THE PERIOD JULY 12, 1999 (INCEPTION) THROUGH DECEMBER 31, 1999


                                                                         1999
                                                                      ---------

Total income                                                          $      --

Expenses:
   Consulting services                                                  129,433
   Professional services                                                113,931
   Travel & entertainment                                               522,470
   Public relations                                                      30,000
   Commissions                                                           25,395
   Rent                                                                   8,638
   Telephone                                                              1,489
   Dues & subscriptions                                                     546
   Office expense                                                        10,556
   Bank charges                                                           7,242
   Contributions                                                         65,000
   Accrued expenses                                                      31,250
   Amortization                                                          15,656
                                                                      ---------

      Net income (loss) before income taxes                            (961,605)

      Income tax expense                                                     --
                                                                      ---------

         Net income(loss) after income taxes                           (961,605)
                                                                      ---------

Retained earnings, beginning of year                                         --
                                                                      ---------

Retained earnings (deficit accumulated during
   the development stage), end of year                                $(961,605)
                                                                      =========


The accompanying notes are an integral part of these financial statements.

                            MAXX INTERNATIONAL, INC.
                             STATEMENT OF CASH FLOWS
                FOR THE PERIOD JULY 12, 1999 (INCEPTION) THROUGH
                               DECEMBER 31, 1999


                                                                        1999
                                                                    -----------

Cash Flows from Operating Activities:
   Net loss from operations                                         $  (961,605)
   Adjustments to reconcile net loss to
      net cash used by operations:
         Increase in accrued payables                                    31,250
         Amortization expense                                            15,656
                                                                    -----------
            Net Cash used by Operating Activities                      (914,699)
                                                                    -----------

Cash Flows from Investing Activities:                                      --
   Production & marketing costs                                         316,914
   Book rights, permits & licenses                                      526,250
   Organization costs                                                    25,000
                                                                    -----------
            Net Cash from Investing Activities                          868,164
                                                                    -----------

Cash Flows from Financing Activities:
   Proceeds from borrowing                                            1,889,768
                                                                    -----------
            Net Cash from Financing Activities                        1,889,768
                                                                    -----------

Net cash increase for period                                            106,905

Cash and cash equivalents, beginning of year                               --
                                                                    -----------

Cash and equivalents, end of year                                   $   106,905
                                                                    ===========


The accompanying notes are an integral part of these financial statements.

                            MAXX INTERNATIONAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
       For The Period July 12, 1999 (Inception) through December 31, 1999


Note 1: Nature of Organization

Maxx International, Inc. (the Company) was organized July 12, 1999 for the purpose of purchasing and marketing the exclusive worldwide licensing rights to the seven private prayer books of His Holiness Pope John Paul II. The Company is a development stage company.

The Company's operating results took place entirely during the last six months of 1999 and consisted exclusively of costs related to its' acquisition of those rights and development of marketing strategies. The Company received no revenue during 1999.

Note 2: Significant Accounting Policies

Revenues and Expenses. The Company's primary source of revenue will be derived from the sale of various media assets or licensing fees from those assets. All revenues will be recognized in the period earned and expenses recorded when incurred in accordance with the accrual basis of accounting.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash & Cash Equivalents. Cash and cash equivalents consist of cash held in an escrow account. Throughout the year, The Company's cash balances were deposited into and all disbursements made from this one escrow account. Management believes the Company is not exposed to any significant credit risk on cash and cash equivalents.

Production & Marketing Costs. All costs for the production and marketing of a CD-ROM featuring international artists reading various prayers contained within the Pope's Prayer Books and performance of a concert in the Vatican are capitalized in this account.

Book Rights, Permits & Licenses. The Company purchased the exclusive worldwide licensing rights to the seven private prayer books written by His Holiness Pope John Paul II. Book rights, permits and licenses consist of the original purchase price, royalties and other related costs associated with securing these rights. The rights are being amortized over a 20-year life using the straight-line method.

Organization Costs. Organization costs of the corporation have been recorded as an asset and will be amortized over 60 months on a straight-line basis.

Loans Payable. As of December 31, 1999 the Company had not issued any stock in the corporation. Accordingly, investment monies infused into the Company at that date are recorded as Loans Payable.

Note 3: Concentration of Risk/Going Concern

The Company's major assets include the book rights, permits and licensing rights from the Pope's Prayer Books, production and marketing costs for those rights, and, subsequent to year end, credit card and calling card rights secured by sublicense from the Museum of the Treasures of St. Peters in the Vatican, and the purchase of a subsidiary, Pure Vision Internet, Inc. as described in Note 6. All these assets are in the developmental stage.

The Company's continuing as a going concern is dependent upon whether it can internally generate a revenue stream from these assets or obtain substantial cash infusion to sustain it until a revenue stream is generated.

Management is actively seeking significant funding. However, if the Company is unsuccessful attracting significant cash infusion, the amount of revenue the Company will generate may be inadequate to mitigate the adverse impacting of the Company's operations.

Note 4: Capital Stock

The Company has authorized 50,000,000 shares of $.01 par value stock. As of December 31, 1999 there were no shares issued and 3,500,000 shares subscribed.

Note 5: Net Operating Loss Carryforward

The Company has elected to carryforward operating losses. The net operating loss carryforward at December 31, 1999 was $961,605.

Note 6: Subsequent Events

On February 19, 2000, the Company sold 100% of its' assets to the Area Investment and Development Company in exchange for 3,500,000 shares of restricted $.01 par value common stock. No liabilities or other encumbrances were acquired in the asset acquisition. On April 17, 2000 the Area Investment and Development Company changed its legal name to Maxx International, Inc.

On March 27, 2000, the Area Investment and Development Company purchased 100% of the shares of Pure Vision Internet, Inc. of San Clemente, California in exchange for approximately 14% of its' common stock and various options exercisable at various times. Pure Vision Internet, Inc. provides web hosting, web development, and audio and video encoding.

Maxx International, Inc. has acquired the rights to imprint reproductions of the works of art located in the Museum of the Treasures of St. Peters in the Vatican on financial credit and debit cards and telephone calling cards. The sublicense agreement remains in effect until February 7, 2006.

                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                             PRO FORMA BALANCE SHEET
                                DECEMBER 31, 1999


                                     ASSETS
Current Assets:

      Cash                                                            $  127,394
      Accounts Receivable                                                  2,166
      Compact Disc and Video Production Costs                            316,914
                                                                      ----------

             Total Current Assets                                        446,474

      COMPUTER EQUIPMENT AND LEASEHOLD
        IMPROVEMENTS , Net of  Accumulated
        Depreciation and Amortization                                      6,678
      BOOK RIGHTS,Net of  Accumulated Amortization                       513,094
      ORGANIZATION COSTS, Net of
        Accumulated Amortization                                          22,966
      GOODWILL, Net of  Accumulated Amortization                          37,222
                                                                      ----------

             TOTAL ASSETS                                             $1,026,434
                                                                      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

      Accounts Payable and Accrued Expenses                           $   41,407
      Income Taxes Payable                                                   800
      Note Payable, Current                                                5,286
      Loan Payable, Former Stockholder                                    57,015
      Loans Payable                                                    1,889,768
                                                                      ----------

             Total Current Liabilities                                 1,994,276
                                                                      ----------

Stockholders' Equity:

      Common Stock, $0.01 Par Value, 50,000,000 Authorized,
        9,048,171 Shares Issued and Outstanding                           90,482
      Additional Paid-in Capital                                         116,700
      Accumulated Deficit                                             -1,175,024
                                                                      ----------

             Total Stockholders' Equity                                 -967,842
                                                                      ----------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $1,026,434
                                                                      ==========

                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999



INCOME

      Net Sales                                                       $  130,937
      Interest Income                                                        489
                                                                      ----------

GROSS INCOME                                                             131,426
                                                                      ----------

EXPENSES

      General and Administrative                                       1,209,268
                                                                      ----------

             Total Expenses                                            1,209,268
                                                                      ----------

LOSS FROM OPERATIONS                                                  -1,077,842
                                                                      ----------

NET LOSS                                                             -$1,077,842
                                                                      ==========

BASIC LOSS PER SHARE                                                      -$0.14
                                                                      ==========

WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                                                 7,634,474
                                                                      ==========

                     AREA INVESTMENT AND DEVELOPMENT COMPANY
                        PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000



INCOME

       Net Sales                                      $   56,821
       Interest Income                                       280
                                                      ----------

GROSS INCOME                                              57,101
                                                      ----------

EXPENSES

       General and Administrative                      1,047,899
                                                      ----------

             Total Expenses                            1,047,899
                                                      ----------

LOSS FROM OPERATIONS                                    -990,798
                                                      ----------

NET LOSS                                               -$990,798
                                                      ==========

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 12th day of October, 2000.

                                            MAXX INTERNATIONAL, INC.


                                            By:      /s/ Adley Samson
                                                ---------------------------
                                                    Adley Samson, C.F.O.